EXHIBIT 10.28


                     THIRD AMENDMENT TO AMENDED AND RESTATED
                                CREDIT AGREEMENT

            This Third Amendment to Amended and Restated Credit Agreement (this "Amendment"), effective as of December 25, 1999, is made by and between GROW BIZ INTERNATIONAL, INC. and GROW BIZ GAMES, INC., each a Minnesota corporation (each a "Borrower" and collectively the "Borrowers"), and TCF NATIONAL BANK MINNESOTA, a national banking association (the "Bank").

                                    RECITALS

            The Borrowers and the Bank have entered into an Amended and Restated Credit Agreement dated as of October 14, 1998, as amended by a letter agreement amendment dated as of July 29, 1999 and by a Second Amendment dated as of August 31, 1999 (as so amended, the "Credit Agreement").

            The Borrowers are in default of certain provisions of the Credit Agreement and have requested a waiver of such defaults. In addition, the Borrowers have requested that certain amendments be made to the Credit Agreement. The Bank is willing to waive such defaults and make such amendments pursuant to the terms and conditions set forth herein.

            NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1. DEFINED TERMS. CAPITALIZED TERMS USED IN THIS AMENDMENT WHICH ARE DEFINED IN THE CREDIT AGREEMENT SHALL HAVE THE SAME MEANINGS AS DEFINED THEREIN, UNLESS OTHERWISE DEFINED HEREIN. IN ADDITION, THE GLOSSARY OF TERMS APPEARING AS THE APPENDIX TO THE CREDIT AGREEMENT IS AMENDED BY ADDING OR AMENDING, AS THE CASE MAY BE, THE FOLLOWING DEFINITIONS:

            "Third Amendment" means that certain Third Amendment to Amended and Restated Credit Agreement effective as of December 25, 1999.

2. CURRENT RATIO. THE TEXT OF SECTION 7.9 OF THE CREDIT AGREEMENT IS HEREBY DELETED AND REPLACED WITH THE FOLLOWING:

            "Section 7.9 - RESERVED."

All references to "Section 7.9" elsewhere in the Credit Agreement are hereby accordingly deleted.

3. CAPITAL BASE. SECTION 7.10 OF THE CREDIT AGREEMENT IS HEREBY AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

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            "Section 7.10 Capital Base. For each period described below,
      International will maintain at all times, on a consolidated basis, its Capital Base in an amount not less than:

            Period                      Capital Base
            ------                      ------------

            12/25/99 to 1/28/00         $1,470,000
            1/29/00 to 2/25/00          $1,650,000
            2/26/00 to 3/24/00          $1,775,000
            3/25/00 to 4/30/00          $1,900,000"


4. TOTAL LIABILITIES TO CAPITAL BASE RATIO. SECTION 7.11 OF THE CREDIT AGREEMENT IS HEREBY AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

            "Section 7.11 Total Liabilities to Capital Base Ratio. For each period described below, International will maintain at all times, on a consolidated basis, the ratio of its Total Liabilities, other than Subordinated Debt, to Capital Base of not more than:

                   Period             Liabilities to Capital Base
                   ------             ---------------------------

            12/25/99 to 1/28/00              18.00 to 1.00
            1/29/00 to 2/25/00               16.00 to 1.00
            2/26/00 to 3/24/00               16.00 to 1.00
            3/25/00 to 4/30/00               16.00 to 1.00"


5. MINIMUM DEBT SERVICE COVERAGE RATIO. SECTION 7.12 OF THE CREDIT AGREEMENT IS HEREBY AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

            "Section 7.12 Minimum Debt Service Coverage Ratio. On each date specified below, International will maintain, on a consolidated basis, the ratio of its Cash Flow Available for Debt Service to its Debt Service Requirements at not less than:

            Determination Date         Debt Service Coverage Ratio
            ------------------         ---------------------------

                 3/25/00                     0.90 to 1.00;

      provided, however, that for purposes of the foregoing computations, both Cash Flow Available for Debt Service and Debt Service Requirements will be determined based solely and exclusively on the financial results of the fiscal quarter ending on such specified determination date."

For purposes of clarity, as a result of this amendment there shall be no determination of this Minimum Debt Service Coverage Ratio covenant for the former determination date of December 26, 1999.


6. MINIMUM EBIT. SECTION 7.13 OF THE CREDIT AGREEMENT IS HEREBY AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

            "Section 7.13 Minimum EBIT. For each fiscal quarter ending on the date specified below, International will have, on a consolidated basis, Minimum EBIT for such fiscal quarter at not less than:

             Determination Date       Minimum EBIT
             ------------------       ------------

                  3/25/00             $  900,000"

For purposes of clarity, as a result of this amendment there shall be no determination of this Minimum EBIT covenant for the former determination date of December 26, 1999.


7. APPLICATION OF TAX REFUND TO OBLIGATIONS. A NEW SECTION 7.14 IS HEREBY ADDED TO THE CREDIT AGREEMENT WHICH READS AS FOLLOWS:

            "SECTION 7.14 APPLICATION OF TAX REFUND. THE BORROWERS HEREBY ACKNOWLEDGE AND AGREE THAT ANY AND ALL TAX REFUNDS TO BE RECEIVED BY EITHER OF THEM ARE SUBJECT TO THE BANK'S FIRST PRIOR SECURITY INTEREST THEREIN AND FURTHER AGREE TO DELIVER TO THE BANK, PROPERLY ENDORSED, ANY CHECK AND DIRECT TO THE BANK ANY WIRE TRANSFER, IN EACH CASE, FOR APPLICATION TO THE OBLIGATIONS IN ACCORDANCE WITH ARTICLE II OF THIS AGREEMENT, WITH RESPECT TO ANY TAX REFUND OR OTHER PAYMENT MADE BY A TAXING AUTHORITY (FEDERAL, STATE OR OTHERWISE) TO OR FOR THE BENEFIT OF EITHER OF THE BORROWERS, AND TO TAKE SUCH OTHER STEPS AS THE BANK SHALL REQUEST REGARDING ANY SUCH TAX REFUND OR OTHER PAYMENT IN ORDER TO GIVE EFFECT TO THIS SECTION 7.14."

8. WAIVER OF DEFAULTS. THE BORROWERS ARE IN DEFAULT OF THE FOLLOWING PROVISIONS OF THE CREDIT AGREEMENT (COLLECTIVELY, THE "DEFAULTS"):

(a) FINANCIAL COVENANTS. THE BORROWERS ARE IN DEFAULT OF THE FINANCIAL COVENANTS SET FORTH IN SECTIONS 7.10, 7.11, 7.12 AND 7.13 OF THE CREDIT AGREEMENT FOR PERIODS AS OF THE DATE HEREOF.

(b) CERTAIN PERFORMANCE COVENANTS. THE BORROWERS ARE IN DEFAULT OF THE CONDITIONS SUBSEQUENT UNDER SECTION 5.3 OF THE CREDIT AGREEMENT (MADE EVENTS OF DEFAULT UNDER SECTION 9.1(o) OF THE CREDIT AGREEMENT) RELATING TO THE MORTGAGE AND THE TRADEMARK SECURITY AGREEMENT TO BE GRANTED TO THE BANK.

Upon the terms and subject to the conditions set forth in this Amendment, the Bank hereby waives the Defaults. This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver shall not entitle either Borrower to any other or further waiver in any similar or other circumstances.

9. NO OTHER CHANGES. EXCEPT AS EXPLICITLY AMENDED BY THIS AMENDMENT, ALL OF THE TERMS AND CONDITIONS OF THE CREDIT AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT AND SHALL APPLY TO ANY ADVANCE OR LETTER OF CREDIT THEREUNDER.

10. REPRESENTATIONS AND WARRANTIES. THE BORROWERS HEREBY REPRESENT AND WARRANT TO THE BANK AS FOLLOWS:

            (a) The Borrowers have all requisite power and authority to execute this Amendment and to perform all of their obligations hereunder, and this Amendment has been duly executed and delivered by the Borrowers and constitutes the legal, valid and binding obligation of the Borrowers, enforceable in accordance with its terms.

            (b) The execution, delivery and performance by the Borrowers of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrowers or the articles of incorporation or by-laws of the Borrowers, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which either Borrower is a party or by which it or its properties may be bound or affected.

            (c) All of the representations and warranties contained in Article VI of the Credit Agreement are true and correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.


11. CERTIFICATE OF AUTHORITY. THE BORROWERS COVENANT AND AGREE TO PROVIDE TO THE BANK A CERTIFICATE OF AUTHORITY OF EACH OF THE BORROWERS CERTIFYING AS TO (a) THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF SUCH BORROWER APPROVING THE EXECUTION AND DELIVERY OF THIS AMENDMENT AS WELL AS THE MORTGAGE, THE TRADEMARK SECURITY AGREEMENT, AND CERTAIN OTHER DOCUMENTS REQUIRED UNDER SECTION 5.3 OF THE CREDIT AGREEMENT, (b) THE FACT THAT THE ARTICLES OF INCORPORATION AND BYLAWS OF SUCH BORROWER, WHICH WERE CERTIFIED TO THE BANK PURSUANT TO THE CERTIFICATE OF AUTHORITY OF SUCH BORROWER'S SECRETARY OR ASSISTANT SECRETARY IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THE CREDIT AGREEMENT CONTINUE IN FULL FORCE AND EFFECT AND HAVE NOT BEEN AMENDED OR OTHERWISE MODIFIED EXCEPT AS SET FORTH IN THE CERTIFICATE TO BE DELIVERED, AND (c) CERTIFYING THAT THE OFFICERS AND AGENTS OF SUCH BORROWER WHO HAVE BEEN CERTIFIED TO THE BANK, PURSUANT TO THE CERTIFICATE OF AUTHORITY OF SUCH BORROWER'S SECRETARY OR ASSISTANT SECRETARY DATED AS OF OCTOBER

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14, 1998 (AS MODIFIED BY A SUPPLEMENTAL SECRETARY'S CERTIFICATE DATED AS OF JULY
29, 1999) AS BEING AUTHORIZED TO SIGN AND TO ACT ON BEHALF OF SUCH BORROWER CONTINUE TO BE SO AUTHORIZED OR SETTING FORTH THE SAMPLE SIGNATURES OF EACH OF THE OFFICERS AND AGENTS OF SUCH BORROWER AUTHORIZED TO EXECUTE AND DELIVER THIS AMENDMENT AND ALL OTHER DOCUMENTS, AGREEMENTS AND CERTIFICATES ON BEHALF OF SUCH BORROWER.

12. REFERENCES. ALL REFERENCES IN THE CREDIT AGREEMENT TO "THIS AGREEMENT" SHALL BE DEEMED TO REFER TO THE CREDIT AGREEMENT AS AMENDED HEREBY; AND ANY AND ALL REFERENCES IN THE SECURITY DOCUMENTS TO THE CREDIT AGREEMENT SHALL BE DEEMED TO REFER TO THE CREDIT AGREEMENT AS AMENDED HEREBY.

13. NO OTHER WAIVER. EXCEPT AS SET FORTH IN SECTION 8 OF THIS AMENDMENT, ABOVE, THE EXECUTION OF THIS AMENDMENT SHALL NOT BE DEEMED TO BE A WAIVER OF ANY DEFAULT OR EVENT OF DEFAULT UNDER THE CREDIT AGREEMENT OR BREACH, DEFAULT OR EVENT OF DEFAULT UNDER ANY SECURITY DOCUMENT OR OTHER DOCUMENT HELD BY THE BANK, WHETHER OR NOT KNOWN TO THE BANK AND WHETHER OR NOT EXISTING ON THE DATE OF THIS AMENDMENT.

14. RELEASE. EACH BORROWER HEREBY ABSOLUTELY AND UNCONDITIONALLY RELEASES AND FOREVER DISCHARGES THE BANK, AND ANY AND ALL PARTICIPANTS, PARENT CORPORATIONS, SUBSIDIARY CORPORATIONS, AFFILIATED CORPORATIONS, INSURERS, INDEMNITIES, SUCCESSORS AND ASSIGNS THEREOF, TOGETHER WITH ALL OF THE PRESENT AND FORMER DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES OF ANY OF THE FOREGOING, FROM ANY AND ALL CLAIMS, DEMANDS OR CAUSES OF ACTION OF ANY KIND, NATURE OR DESCRIPTION, WHETHER ARISING IN LAW OR EQUITY OR UPON CONTRACT OR TORT OR UNDER ANY STATE OR FEDERAL LAW OR OTHERWISE, WHICH SUCH BORROWER HAS HAD, NOW HAS OR HAS MADE CLAIM TO HAVE AGAINST ANY SUCH PERSON FOR OR BY REASON OF ANY ACT, OMISSION, MATTER, CAUSE OR THING WHATSOEVER ARISING FROM THE BEGINNING OF TIME TO AND INCLUDING THE DATE OF THIS AMENDMENT, WHETHER SUCH CLAIMS, DEMANDS AND CAUSES OF ACTION ARE MATURED OR UNMATURED OR KNOWN OR UNKNOWN.

15. COSTS AND EXPENSES. EACH BORROWER HEREBY REAFFIRMS ITS AGREEMENT UNDER THE CREDIT AGREEMENT TO PAY OR REIMBURSE THE BANK ON DEMAND FOR ALL COSTS AND EXPENSES INCURRED BY THE BANK IN CONNECTION WITH THE CREDIT AGREEMENT, THE SECURITY DOCUMENTS AND ALL OTHER DOCUMENTS CONTEMPLATED THEREBY, INCLUDING WITHOUT LIMITATION ALL REASONABLE FEES AND DISBURSEMENTS OF LEGAL COUNSEL. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH BORROWER SPECIFICALLY AGREES TO PAY ALL FEES AND DISBURSEMENTS OF COUNSEL TO THE BANK FOR THE SERVICES PERFORMED BY SUCH COUNSEL IN CONNECTION WITH THE PREPARATION OF THIS AMENDMENT AND THE DOCUMENTS AND INSTRUMENTS INCIDENTAL HERETO. EACH BORROWER HEREBY AGREES THAT THE BANK MAY, AT ANY TIME OR FROM TIME TO TIME IN ITS SOLE DISCRETION AND WITHOUT FURTHER AUTHORIZATION BY EITHER BORROWER, MAKE A LOAN TO THE BORROWERS UNDER THE CREDIT AGREEMENT, OR APPLY THE PROCEEDS OF ANY LOAN, FOR THE PURPOSE OF PAYING ANY SUCH FEES, DISBURSEMENTS, COSTS AND EXPENSES.

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16. MISCELLANEOUS. THIS AMENDMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS,
EACH OF WHICH WHEN SO EXECUTED AND DELIVERED SHALL BE DEEMED AN ORIGINAL AND ALL OF WHICH COUNTERPARTS, TAKEN TOGETHER, SHALL CONSTITUTE ONE AND THE SAME INSTRUMENT.


                            [SIGNATURE PAGE FOLLOWS]

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.



                                      GROW BIZ INTERNATIONAL, INC.


                                      By /s/ David J. Osdoba, Jr.
                                         ------------------------
                                         David J. Osdoba, Jr.
                                         Its Vice President of Finance and Chief
                                         Financial Officer

                                      GROW BIZ GAMES, INC.


                                      By /s/ David J. Osdoba, Jr.
                                         ------------------------
                                         David J. Osdoba, Jr.
                                         Its Vice President of Finance and Chief
                                         Financial Officer

                                      TCF NATIONAL BANK MINNESOTA


                                      By
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                                         Its
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                                      By
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                                         Its
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                      [SIGNATURE PAGE TO THIRD AMENDMENT TO
                                CREDIT AGREEMENT]